                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4537
                                  ---------------------------------------------

                       Liberty All-Star Growth Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: 12/31/04
                        --------------------------
Date of reporting period: 06/30/04
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

SECOND QUARTER REPORT - JUNE 30, 2004

[ALL STAR(R) GROWTH FUND LOGO]

Q2


MULTI-MANAGEMENT

[GRAPHIC]

CLOSED-END STRUCTURE

[GRAPHIC]

PROFESSIONAL MANAGEMENT

[GRAPHIC]

ACCESS TO LEADING INVESTMENT MANAGERS

[GRAPHIC]

ONGOING MONITORING AND REBALANCING

[GRAPHIC]

DISTRIBUTION POLICY

[GRAPHIC]


LIBERTY ALL-STAR GROWTH FUND

LIBERTY ALL-STAR GROWTH FUND, INC.

FUND STATISTICS AND PERFORMANCE             2ND QUARTER 2004      YEAR-TO-DATE
-------------------------------------------------------------------------------
Period End Net Asset Value (NAV)                    --                $6.31
-------------------------------------------------------------------------------
Period End Market Price                             --                $6.40
-------------------------------------------------------------------------------
Period End Premium                                  --                 1.4%
-------------------------------------------------------------------------------
Distributions                                      $0.16              $0.33
-------------------------------------------------------------------------------
Market Price Trading Range                   $6.01 to $7.58      $6.01 to $7.70
-------------------------------------------------------------------------------
Premium Range                                 1.3% to 13.7%       1.3% to 13.8%
-------------------------------------------------------------------------------
Shares Valued at NAV                                1.0%               2.0%
-------------------------------------------------------------------------------
Shares Valued at NAV
with Dividends Reinvested                           1.0%               2.0%
-------------------------------------------------------------------------------
Shares Valued at Market Price
with Dividends Reinvested                          (6.3)%             (1.4)%
-------------------------------------------------------------------------------
Lipper Multi-Cap Growth
Mutual Fund Average                                 1.1%               3.7%
-------------------------------------------------------------------------------
Russell Growth Indices
    Largecap                                        1.9%               2.7%
    Midcap                                          1.1%               5.9%
    Smallcap                                        0.1%               5.7%
-------------------------------------------------------------------------------
Nasdaq Composite Index                              2.8%               2.4%
-------------------------------------------------------------------------------

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged Russell Indices and the Nasdaq Composite Index are total returns, including income. Past performance cannot predict future results.

ON THE COVER

THE PHOTOGRAPHS NEXT TO LADY LIBERTY SYMBOLIZE THE FUND'S UNIQUE ATTRIBUTES THAT WERE DESCRIBED IN THE FUND'S 2003 ANNUAL REPORT.

                                                              PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:                                                   JULY 2004

The stock market posted a modest advance during the second quarter, as the S&P 500 Index gained 1.7 percent and the Nasdaq rose 2.8 percent. For the first half, the S&P 500 and the Nasdaq advanced 3.4 percent and 2.4 percent, respectively.

     Key growth indices were also flat to modestly ahead for the second quarter and first half. Returns for the Russell growth indices are summarized in the table on the facing page. Most notable is the fact that small and mid-cap growth stocks outperformed large cap growth stocks by a considerable margin for the half. If second quarter returns are any indicator, however, that may be changing, as the large caps led the way in the most recent reporting period.

     Overall, equity markets for the quarter took their cue from the prospect of higher interest rates, rising oil prices, fears surrounding the handover of power in Iraq and concerns over a slowdown in global economic growth. All contributed to sluggishness in share prices. With this uncertainty as a backdrop, energy stocks advanced, and financial stocks declined owing to concerns over higher interest rates. Stocks have experienced a broad based decline thus far in July as the market has failed to overcome the aforementioned concerns.

     On the positive side, the economy continued to expand and corporate earnings continued to rise. During the quarter, the government reported a 4.4 percent rise in first quarter GDP, up from the solid 4.1 percent pace registered in the fourth quarter of 2003. By the time all reports are in, year-over-year second quarter corporate earnings are expected to be ahead by more than 20 percent for the fourth quarter in a row--a rare event.

     Like the first quarter, Liberty All-Star Growth Fund returns were mixed for the second quarter. With shares valued at net asset value with dividends reinvested, the Fund gained 1.0 percent. This result was virtually in line with the Fund's primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, which advanced 1.1 percent. The Fund's quarterly return also places it in the mid-range of the three Russell growth indices summarized in the table. The Fund's investment performance was generally acceptable, but an overweight to the underperforming media industry proved a drag on overall results.

     The one negative note for the quarter was a 6.3 percent decline in the market value of Fund shares with dividends reinvested. We believe this was not related to investment performance, but to the Fund's premium. During the quarter, the premium at which Fund shares traded over NAV reached a high of 13.7 percent which, historically, was unsustainably high.

     For the past year, lower quality stocks have outperformed higher quality issues--a factor that has hampered the Fund's relative results. For the past three years, however, the Fund ranks comfortably above median in the Lipper Multi-Cap Growth Mutual Fund universe.

     One encouraging sign to come out of the second quarter was a gradual but ongoing rotation to higher quality stocks, an investment strategy pursued by the Fund's large cap investment manager, William Blair & Company. We invite you to read the interview with investment manager and one of the firm's principals, John Jostrand, beginning on page 8.

     On behalf of the entire team here at Liberty Asset Management Company, I would like to thank shareholders for their ongoing support of the Fund. We believe that the Fund is properly structured with a quality team of investment managers, giving us confidence as we move into the future.

Sincerely,

/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc.

                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

[CHART]

THE FUND'S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MID-CAP GROWTH                       LARGE-CAP GROWTH                     SMALL-CAP GROWTH
TCW INVESTMENT MANAGEMENT COMPANY    WILLIAM BLAIR & COMPANY, L.L.C.      M.A. WEATHERBIE & CO., INC.
Companies with competitive           Companies that have demonstrated     Companies with enduring competitive
advantages and superior              consistently high rates of growth    advantages and high, sustainable
business models that should          and profitability.                   earnings growth.
result in rapidly growing
sales and earnings.

MANAGERS' DIFFERING INVESTMENT STYLES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/BARRA SmallCap, MidCap and LargeCap Growth indices.

MARKET CAPITALIZATION SPECTRUM

SMALL              LARGE

[GRAPHIC]

PORTFOLIO CHARACTERISTICS
AS OF JUNE 30, 2004 (UNAUDITED)

                                   S&P/BARRA GROWTH:
                         -------------------------------------
                           SMALLCAP      MIDCAP      LARGECAP        M.A.                WILLIAM       TOTAL
                           600 INDEX   400 INDEX    500 INDEX     WEATHERBIE    TCW       BLAIR        FUND
Number of Holdings            241           184           166           61         48         35          139*
-------------------------------------------------------------------------------------------------------------
Weighted Average
Market Capitalization
(billions)                 $  1.2       $   3.5      $  116.4       $  2.3     $ 19.1    $  56.2      $  25.2
-------------------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share
Growth                         13%           13%           18%          16%        36%        17%          22%
-------------------------------------------------------------------------------------------------------------
Dividend Yield                0.6%          0.8%          1.5%         0.3%       0.2%       0.8%         0.4%
-------------------------------------------------------------------------------------------------------------
Price/Earnings
Ratio                          23x           25x           25x          25x        37x        24x          27x
-------------------------------------------------------------------------------------------------------------
Price/Book
Value Ratio                   3.7x          4.1x          5.4x         4.3x       6.4x       5.4x         5.4x
-------------------------------------------------------------------------------------------------------------

*Certain holdings are held by more than one manager.

INVESTMENT GROWTH AS OF JUNE 30, 2004

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through June 30, 2004. This covers the period since the Fund commenced its 10 percent distribution policy in 1997.

[CHART]

                 BOTTOM        TOP
                 PLOT          PLOT
                 POINTS        POINTS
                 ----------    ----------
31-Dec-96        $10,000.00    $     0.00
31-Jan-97        $10,675.67    $     0.01
28-Feb-97        $11,081.08    $     0.01
31-Mar-97        $11,135.13    $     4.12
30-Apr-97        $11,000.00    $     0.01
31-May-97        $12,124.32    $     9.59
30-Jun-97        $12,935.13    $    55.29
31-Jul-97        $14,151.35    $   123.84
31-Aug-97        $14,035.13    $    96.96
30-Sep-97        $15,048.65    $   181.80
31-Oct-97        $14,305.40    $   119.58
30-Nov-97        $14,516.22    $   147.10
31-Dec-97        $14,245.94    $   116.58
31-Jan-98        $14,651.35    $   162.36
28-Feb-98        $15,529.73    $   261.53
31-Mar-98        $16,313.51    $   346.16
30-Apr-98        $16,448.65    $   365.28
31-May-98        $15,756.76    $   280.97
30-Jun-98        $15,891.89    $   304.62
31-Jul-98        $15,959.46    $   591.87
31-Aug-98        $12,870.27    $   (41.10)
30-Sep-98        $13,681.08    $   147.76
31-Oct-98        $14,356.76    $   305.15
30-Nov-98        $14,894.59    $   457.49
31-Dec-98        $15,164.86    $   530.28
31-Jan-99        $15,029.73    $   493.88
28-Feb-99        $14,827.03    $   439.28
31-Mar-99        $14,621.62    $   383.96
30-Apr-99        $14,689.19    $   404.65
31-May-99        $14,967.57    $   479.54
30-Jun-99        $15,441.08    $   642.82
31-Jul-99        $15,440.54    $   642.64
31-Aug-99        $14,537.84    $   323.57
30-Sep-99        $14,605.40    $   349.46
31-Oct-99        $14,943.24    $   478.96
30-Nov-99        $14,737.84    $   388.71
31-Dec-99        $15,818.92    $   849.19
31-Jan-00        $15,481.08    $   705.29
29-Feb-00        $15,413.51    $   676.51
31-Mar-00        $16,367.57    $ 1,090.08
30-Apr-00        $16,232.43    $ 1,026.83
31-May-00        $15,913.51    $   813.78
30-Jun-00        $17,670.27    $ 1,708.92
31-Jul-00        $17,197.30    $ 1,467.92
31-Aug-00        $18,600.00    $ 2,186.76
30-Sep-00        $18,464.86    $ 2,111.93
31-Oct-00        $17,924.32    $ 1,812.61
30-Nov-00        $16,186.49    $   833.17
31-Dec-00        $15,781.08    $   588.13
31-Jan-01        $16,972.97    $ 1,308.51
28-Feb-01        $16,345.94    $   982.52
31-Mar-01        $15,145.94    $   199.57
30-Apr-01        $16,302.70    $   954.30
31-May-01        $16,843.24    $ 1,337.41
30-Jun-01        $16,486.49    $ 1,089.36
31-Jul-01        $16,659.46    $ 1,209.63
31-Aug-01        $15,318.92    $   410.06
30-Sep-01        $13,772.97    $  (682.09)
31-Oct-01        $14,497.30    $  (126.00)
30-Nov-01        $15,405.40    $   572.54
31-Dec-01        $15,578.38    $   712.47
31-Jan-02        $15,762.16    $   889.45
28-Feb-02        $15,329.73    $   519.39
31-Mar-02        $16,108.11    $ 1,185.49
30-Apr-02        $15,362.16    $   547.15
31-May-02        $15,189.19    $   455.06
30-Jun-02        $14,075.67    $  (557.23)
31-Jul-02        $12,940.54    $(1,589.17)
31-Aug-02        $13,286.49    $(1,252.79)
30-Sep-02        $12,616.22    $(1,896.05)
31-Oct-02        $12,962.16    $(1,564.05)
30-Nov-02        $13,513.51    $(1,007.89)
31-Dec-02        $12,756.76    $(1,773.55)
31-Jan-03        $12,983.78    $(1,543.85)
28-Feb-03        $12,832.43    $(1,696.99)
31-Mar-03        $13,005.40    $(1,512.91)
30-Apr-03        $13,545.94    $  (937.68)
31-May-03        $14,054.05    $  (399.56)
30-Jun-03        $14,637.84    $   249.67
31-Jul-03        $14,821.62    $   454.07
31-Aug-03        $14,270.27    $  (178.39)
30-Sep-03        $14,454.05    $   237.76
31-Oct-03        $15,016.22    $   907.82
30-Nov-03        $15,178.38    $ 1,123.87
31-Dec-03        $15,308.11    $ 1,285.69
31-Jan-04        $15,870.27    $ 1,986.89
29-Feb-04        $15,783.78    $ 1,901.98
31-Mar-04        $15,686.49    $ 1,775.09
30-Apr-04        $15,783.78    $ 1,901.98
31-May-04        $15,200.00    $ 1,156.86
30-Jun-04        $15,200.00    $ 1,156.86

The dark green region of the graph above reflects the growth of the investment assuming all distributions were received in cash and not reinvested back in the Fund. The value of the investment under this scenario grew to $15,200 (this value includes distributions per share totaling $7.66 during the period).

     The light green region of the graph depicts additional value realized through reinvestment of all distributions and participation in all the rights offerings under the terms of each offering. On three occasions, the Fund has conducted rights offerings that allowed shareholders to purchase additional shares at a discount. The value of the investment under this scenario grew to $16,357.

                                     TABLE OF DISTRIBUTIONS AND RIGHTS OFFERINGS

                                                      RIGHTS OFFERINGS
                                       ----------------------------------------------
                                                       SHARES NEEDED
                       PER SHARE         MONTH        TO PURCHASE ONE    SUBSCRIPTION
      YEAR           DISTRIBUTIONS     COMPLETED      ADDITIONAL SHARE      PRICE
     1997              $    1.24
   ----------------------------------------------------------------------------------
     1998                   1.35         July               10             $   12.41
   ----------------------------------------------------------------------------------
     1999                   1.23
   ----------------------------------------------------------------------------------
     2000                   1.34
   ----------------------------------------------------------------------------------
     2001                   0.92       September             8                  6.64
   ----------------------------------------------------------------------------------
     2002                   0.67
   ----------------------------------------------------------------------------------
     2003                   0.58       September             8*                 5.72
   ----------------------------------------------------------------------------------
     2004
     1st Quarter            0.17
     2nd Quarter            0.16
   ----------------------------------------------------------------------------------

   *The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES AND MAY BE TAXED AS ORDINARY INCOME UP TO THE AMOUNT OF THE FUND'S CURRENT AND ACCUMULATED EARNINGS AND PROFITS. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

TOP 50 HOLDINGS

  RANK AS       RANK AS                                                           MARKET       PERCENT OF
 OF 6/30/04    OF 3/31/04       SECURITY NAME                                  VALUE ($000)    NET ASSETS
    1              1            eBay, Inc.                                       $  5,324         3.3%
    2              5            Yahoo! Inc.                                         4,469         2.8
    3              4            Maxim Integrated Products, Inc.                     3,837         2.4
    4              2            Bed Bath & Beyond, Inc.                             3,537         2.2
    5              3            Xilinx, Inc.                                        3,221         2.0
    6              6            Pfizer, Inc.                                        2,658         1.6
    7              13           Fastenal Co.                                        2,443         1.5
    8              8            EchoStar Communications Corp., Class A              2,380         1.5
    9              11           First Data Corp.                                    2,377         1.5
    10             9            Paychex, Inc.                                       2,334         1.4
    11             10           Univision Communications, Inc., Class A             2,326         1.4
    12             17           Dell, Inc.                                          2,296         1.4
    13             40           Danaher Corp.                                       2,235         1.4
    14             29           Amazon.com, Inc.                                    2,192         1.4
    15             7            Westwood One, Inc.                                  2,113         1.3
    16             14           SLM Corp.                                           2,071         1.3
    17             16           National Instruments Corp.                          2,070         1.3
    18             32           Zebra Technologies Corp., Class A                   2,055         1.3
    19             12           Clear Channel Communications, Inc.                  2,051         1.3
    20             18           Juniper Networks, Inc.                              2,029         1.3
    21             30           UTI Worldwide, Inc.                                 2,017         1.2
    22             20           Medtronic, Inc.                                     1,956         1.2
    23             19           UnitedHealth Group, Inc.                            1,920         1.2
    24             31           ResMed, Inc.                                        1,919         1.2
    25             21           Patterson Companies, Inc.                           1,905         1.2
    26             23           SAP AG                                              1,873         1.2
    27             56           SunGard Data Systems, Inc.                          1,849         1.1
    28             27           Walgreen Co.                                        1,794         1.1
    29            New           Zimmer Holdings, Inc.                               1,764         1.1
    30             15           Getty Images, Inc.                                  1,728         1.1
    31             45           Alcon, Inc.                                         1,636         1.0
    32             39           Lincare Holdings, Inc.                              1,634         1.0
    33             26           Cognex Corp.                                        1,619         1.0
    34             22           Cox Communications, Inc., Class A                   1,617         1.0
    35             51           The Corporate Executive Board Co.                   1,604         1.0
    36             24           State Street Corp.                                  1,599         1.0
    37             33           IAC/InterActiveCorp                                 1,573         1.0
    38             34           Education Management Corp.                          1,546         1.0
    39             25           Dollar Tree Stores, Inc.                            1,452         0.9
    40             44           International Speedway Corp., Class A               1,446         0.9
    41             35           PepsiCo, Inc.                                       1,428         0.9
    42             48           Eli Lilly and Co.                                   1,389         0.9
    43             42           PolyMedica Corp.                                    1,346         0.8
    44             52           Polycom, Inc.                                       1,345         0.8
    45            New           Research In Motion Ltd.                             1,342         0.8
    46             38           Fannie Mae                                          1,342         0.8
    47             41           Taiwan Semiconductor Manufacturing Co., Ltd.        1,340         0.8
    48             60           Harley-Davidson, Inc.                               1,319         0.8
    49             36           The Cheesecake Factory, Inc.                        1,314         0.8
    50             64           Microchip Technology, Inc.                          1,304         0.8

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER

The following are the major ($500,000 or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the second quarter of 2004.

                                                                           SHARES AS
  SECURITY NAME                                       PURCHASES (SALES)    OF 6/30/04
  PURCHASES

  Danaher Corp.                                            11,300            43,100*

  Red Hat, Inc.                                            31,000            31,000

  Research In Motion Ltd.                                  19,600            19,600

  SunGard Data Systems, Inc.                               27,100            71,100

  Zimmer Holdings, Inc.                                    20,000            20,000

  SALES

  Affymetrix, Inc.                                        (21,000)           22,100

  Avon Products, Inc.                                     (15,800)           24,200*

  Cisco Systems, Inc.                                     (57,800)                0

  eBay, Inc.                                              (18,400)           57,900

  Family Dollar Stores, Inc.                              (22,541)            8,332

  Getty Images, Inc.                                      (14,068)           28,800

  MedImmune, Inc.                                         (26,200)                0

  *Adjusted for stock split

MANAGER INTERVIEW

[PHOTO OF JOHN F. JOSTRAND]

JOHN F. JOSTRAND
William Blair & Company, L.L.C.

AS THE ECONOMIC WINDS SHIFT, WILLIAM BLAIR & COMPANY SEES HIGHER QUALITY STOCKS BENEFITING

WILLIAM BLAIR IS ONE OF LIBERTY ALL-STAR GROWTH FUND'S THREE INVESTMENT MANAGERS. CHICAGO-BASED WILLIAM BLAIR IS A GROWTH STYLE MANAGER EMPHASIZING DISCIPLINED, FUNDAMENTAL RESEARCH TO IDENTIFY QUALITY GROWTH COMPANIES WITH THE ABILITY TO SUSTAIN THEIR GROWTH OVER A LONG PERIOD OF TIME. AT THE CORE OF THE FIRM IS A TEAM OF ANALYSTS WHO PERFORM RESEARCH AIMED AT IDENTIFYING COMPANIES THAT HAVE THE OPPORTUNITY TO GROW IN A SUSTAINABLE MANNER. RECENTLY, WE HAD THE OPPORTUNITY TO TALK WITH PRINCIPAL AND PORTFOLIO MANAGER JOHN F. JOSTRAND, CFA.

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE PORTFOLIO MANAGER'S POSITION AT THE TIME OF THE DISCUSSION (JULY 2004) AND ARE SUBJECT TO CHANGE.

LAMCOCO: In last year's market rally, smaller cap, lower quality stocks surged ahead of larger cap, higher quality stocks--not entirely surprising after the three-year bear market and historically low interest rates. At this stage in the market cycle and the economic recovery, however, one would expect higher quality issues to outperform. Have you found that to be true through the first half of 2004?

JOSTRAND: The early months of 2004 saw a continuation of the trends from 2003; low interest rates and stocks with lower capitalizations and earnings quality continuing to outperform through the first quarter. As the growth in earnings and the economy were decelerating towards more sustainable growth rates, there was growing evidence, particularly in the second quarter, that the market was pivoting towards quality.

     We recently completed a study of roughly 2,300 companies over a 15-year period in which we sorted stocks into quintiles by beta--high beta to low beta. The high beta, or lower quality stocks do very well in earnings recovery years. That's when earnings explode off the bottom and rise dramatically, just as they did in 2003. The study confirms, however, that the huge rebound in earnings isn't sustainable. The economy either settles back to a more normalized rate of growth or flattens out--sometimes even falling to recessionary levels. So, we have three types of market environments: strong rebound, normal and flat/recessionary. In the latter two environments, higher quality stocks outperform, and the study confirms that quite persuasively.

LAMCO: Are second quarter earnings reports starting to provide hard evidence of that, or is it too early to tell?

JOSTRAND: I think we're starting to pivot toward quality right now. To cite an analogy, the wind was in the face of quality managers all last year. For about four months this year, the wind shifted across our bow and started coming at us sideways. Now, we think, the wind is continuing to shift, and as we get into the second half of the year the wind will be at our back, propelling us ahead.

LAMCO: What are two large cap, high quality growth stocks in the portion of the All-Star Growth Fund portfolio that you manage that have done well through the first half of 2004?

JOSTRAND: The stocks with the largest percentage gains in the six-month period ending June 30, 2004, are Avon Products (+36 percent) and Harley-Davidson (+29 percent).

     Avon is a company that we identified as an attractive candidate three years ago due to financial restructuring, revitalization of the sales force (including a new incentive compensation structure), and a growing presence in developing markets such as Latin America, Eastern Europe and Asia. Avon's ability to successfully sell its products outside of retail stores also affords better pricing options and brand control than competitors who rely on stores for distribution. Avon's ability to achieve strong unit growth and improve margins has been developing over a period of time, but was ultimately recognized by the market in the first half of this year.

     Harley-Davidson's brand recognition and customer loyalty are among the strongest anywhere, and unit sales continue to grow both in the U.S. and abroad. The stock has been a core holding due to its continued unit growth and better margins, owing to improved efficiencies and technological advances in manufacturing automation.

LAMCO: There is a belief that the Federal Open Market Committee (FOMC) will raise short-term interest rates three times for a total of 75 to 100 basis points before the end of the year. In June, the FOMC raised rates 25 basis points. Do you think that is likely to serve as a drag on the stock market, or merely do its intended job, that is, to slow growth and temper inflation? Or, do you feel there are other factors that are greater cause for concern, e.g., oil prices, presidential election uncertainties and geopolitical tensions?

JOSTRAND: Due to the low level of short-term interest rates, the FOMC has indicated a predisposition to raising rates to a more natural level--i.e., about the level of the "core" inflation rate. All indications by the FOMC lead the markets to believe there will be two to three additional 25-basis point increases in short-term interest rates before year-end. At this point, Federal Reserve Chairman Alan Greenspan has conducted what could be considered to be the worst-kept secret, or the best choreographed economic maneuver: He has virtually announced the FOMC's plans such that the market has time to digest these rate increases well in advance.

    Since the Fed actions will primarily affect rates at the short end of the market, there is the possibility that longer-term rates may remain relatively stable. If the Consumer Price Index (CPI) settles in at a growth rate

[SIDENOTE]

"...THE WIND WAS IN THE FACE OF QUALITY MANAGERS ALL LAST YEAR...NOW, THE WIND IS CONTINUING TO SHIFT, AND AS WE GET INTO THE SECOND HALF...THE WIND WILL BE AT OUR BACK..."

"WE CONTINUE TO FOCUS ON COMPANIES WITH SUSTAINABLE EARNINGS GROWTH THAT SHOULD PERFORM WELL IN A MODESTLY EXPANDING ENVIRONMENT."

of two to three percent, then the long end of the yield curve will likely remain at under 5.0 percent. This environment would imply a price-to-earnings (P/E) ratio compression from 20x, where we were at the start of the year, to the current multiple of approximately 17x. Now that P/E compression has occurred and earnings are poised to achieve continued, albeit slower growth, the market could finish the year stronger.

     With respect to other factors in the market, the ongoing uncertainty in the Middle East is causing energy-related stocks to continue to show strength, but also to have a negative impact on CPI. Oil is a contributor to CPI and geopolitical concerns are inflating the most recent CPI numbers. However, our view is that core CPI (CPI minus the volatile food and energy components) is the paramount gauge of inflation. At this point, the core CPI level does not concern us.

     The upcoming Presidential election is generating concerns about the economic policies that may be adopted in the next administration. This factor--combined with geopolitical concerns in the Middle East and rising interest rates--is lending uncertainty to the financial markets, and it is possible that unexpected changes could have an impact on overall market direction.

     We continue to focus on companies with sustainable earnings growth that should perform well in a modestly expanding environment. Barring an unpredictable economic shock, we would expect our stocks to benefit from a moderate economic growth cycle.

LAMCO: In brief, what are the main points in the bull market case for continued stock market strength?

JOSTRAND: The key to market growth is that inflation stabilizes at current levels. The market has spent the year adjusting to the acceleration in CPI by marking down P/E ratios. If the CPI stabilizes and we see an increase in capital spending (resulting in new supply and, therefore, relief from price pressure), the market is likely to settle into a multiple of 16 to 17x for an appropriate P/E level.

     In our own case as a high quality, large cap growth manager, I would go back to my earlier analogy about the shifting wind. The shifting or rotating wind puts pressure on low quality stocks. Why? Those companies tend to require external financing--maybe they have money-losing operations that require outside financing. When interest rates or inflation rise, it tends to put pressure on P/E multiples, particularly for companies with the highest multiples. Furthermore, as we finish the early phase of the recovery when earnings growth is both surprising and unsustainable, we see high quality, durable growth return to its normal prominence in investors' eyes.

LAMCO: Many thanks for the comments. It's sure to be an interesting second half.

[SIDENOTE]

"...AS WE FINISH THE EARLY PHASE OF THE RECOVERY WHEN EARNINGS GROWTH IS
BOTH SURPRISING AND UNSUSTAINABLE, WE SEE HIGH QUALITY, DURABLE GROWTH RETURN TO ITS NORMAL PROMINENCE..."

                         SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

  COMMON STOCKS (98.6%)                                               SHARES    MARKET VALUE
  CONSUMER DISCRETIONARY (23.8%)

  AUTOMOBILES (0.8%)
  Harley-Davidson, Inc.                                               21,300   $   1,319,322
                                                                               -------------
  HOTELS, RESTAURANTS & LEISURE (2.6%)
  The Cheesecake Factory, Inc. (a)                                    33,017       1,313,747
  International Speedway Corp., Class A                               29,726       1,445,873
  Life Time Fitness, Inc. (a)                                         10,275         215,775
  Outback Steakhouse, Inc.                                            12,274         507,653
  P.F. Chang's China Bistro, Inc. (a)                                 19,077         785,019
                                                                               -------------
                                                                                   4,268,067
                                                                               -------------
  INTERNET & CATALOG RETAIL (6.5%)
  Amazon.com, Inc. (a)                                                40,300       2,192,320
  eBay, Inc. (a)                                                      57,900       5,323,905
  IAC/InterActiveCorp (a)                                             52,181       1,572,735
  Netflix, Inc. (a)                                                   32,966       1,185,128
  Orbitz, Inc., Class A (a)                                           10,326         223,248
                                                                               -------------
                                                                                  10,497,336
                                                                               -------------
  MEDIA (8.8%)
  Cablevision Systems Corp., Class A (a)                              34,751         682,857
  Carmike Cinemas, Inc. (a)                                           12,524         494,072
  Citadel Broadcasting Co. (a)                                         8,200         119,474
  Clear Channel Communications, Inc.                                  55,500       2,050,725
  Cox Communications, Inc., Class A (a)                               58,200       1,617,378
  Cox Radio, Inc., Class A (a)                                        36,700         637,846
  EchoStar Communications Corp., Class A (a)                          77,400       2,380,050
  Getty Images, Inc. (a)                                              28,800       1,728,000
  Univision Communications, Inc., Class A (a)                         72,840       2,325,781
  Westwood One, Inc. (a)                                              88,770       2,112,726
                                                                               -------------
                                                                                  14,148,909
                                                                               -------------
  MULTI-LINE RETAIL (2.4%)
  Dollar Tree Stores, Inc. (a)                                        52,922       1,451,650
  Family Dollar Stores, Inc.                                           8,332         253,459
  Kohl's Corp. (a)                                                    27,400       1,158,472
  Wal-Mart Stores, Inc.                                               18,000         949,680
                                                                               -------------
                                                                                   3,813,261
                                                                               -------------

See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                           SHARES    MARKET VALUE
  SPECIALTY RETAIL (2.7%)
  Bed Bath & Beyond, Inc. (a)                                         92,000   $   3,537,400
  The Children's Place Retail Stores, Inc. (a)                        36,688         862,902
                                                                               -------------
                                                                                   4,400,302
                                                                               -------------

  CONSUMER STAPLES (3.0%)

  BEVERAGES (0.9%)
  PepsiCo, Inc.                                                       26,500       1,427,820
                                                                               -------------
  FOOD & STAPLES RETAILING (1.4%)
  United Natural Foods, Inc. (a)                                      19,002         549,348
  Walgreen Co.                                                        49,550       1,794,206
                                                                               -------------
                                                                                   2,343,554
                                                                               -------------
  PERSONAL PRODUCTS (0.7%)
  Avon Products, Inc.                                                 24,200       1,116,588
                                                                               -------------

  ENERGY (1.6%)

  ENERGY EQUIPMENT & SERVICES (0.7%)
  CARBO Ceramics, Inc.                                                 8,446         576,440
  Patterson-UTI Energy, Inc. (a)                                      17,317         578,561
                                                                               -------------
                                                                                   1,155,001
                                                                               -------------
  OIL & GAS (0.9%)
  Apache Corp.                                                        11,000         479,050
  Golar LNG Ltd. (a)                                                  18,275         286,369
  Suncor Energy, Inc.                                                 27,200         696,592
                                                                               -------------
                                                                                   1,462,011
                                                                               -------------

  FINANCIALS (7.6%)

  CAPITAL MARKETS (3.1%)
  Affiliated Managers Group, Inc. (a)                                 21,763       1,096,202
  Investment Technology Group, Inc. (a)                               32,200         411,838
  SEI Investment Co.                                                  21,000         609,840
  State Street Corp.                                                  32,600       1,598,704
  T. Rowe Price Group, Inc.                                           24,600       1,239,840
                                                                               -------------
                                                                                   4,956,424
                                                                               -------------
  CONSUMER FINANCE (1.3%)
  SLM Corp.                                                           51,200       2,071,040
                                                                               -------------

                                           See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                           SHARES    MARKET VALUE
  DIVERSIFIED FINANCIAL SERVICES (0.8%)
  Financial Federal Corp. (a)                                         35,953   $   1,267,703
                                                                               -------------
  INSURANCE (1.6%)
  Brown & Brown, Inc.                                                 19,778         852,432
  Montpelier Re Holdings Ltd.                                         17,296         604,495
  Platinum Underwriters Holdings Ltd.                                 17,324         527,169
  XL Capital Ltd., Class A                                             8,800         664,048
                                                                               -------------
                                                                                   2,648,144
                                                                               -------------
  THRIFTS & MORTGAGE FINANCE (0.8%)
  Fannie Mae                                                          18,800       1,341,568
                                                                               -------------

  HEALTH CARE (18.3%)

  BIOTECHNOLOGY (4.5%)
  Affymetrix, Inc. (a)                                                22,100         723,333
  Amgen, Inc. (a)                                                     22,200       1,211,454
  Corgentech, Inc. (a)                                                13,900         224,068
  Digene Corp. (a)                                                     8,585         313,610
  Enzon Pharmaceuticals, Inc. (a)                                     43,637         556,808
  Genentech, Inc. (a)                                                 23,200       1,303,840
  Martek Biosciences Corp. (a)                                        15,911         893,721
  Onyx Pharmaceuticals, Inc. (a)                                       7,100         300,756
  Oscient Pharmaceuticals Corp. (a)                                   57,210         292,343
  QLT, Inc. (a)                                                       56,432       1,129,769
  Vicuron Pharmaceuticals, Inc. (a)                                   24,700         310,232
                                                                               -------------
                                                                                   7,259,934
                                                                               -------------
  HEALTH CARE EQUIPMENT & SUPPLIES (5.5%)
  Alcon, Inc.                                                         20,800       1,635,920
  CardioDynamics International Corp. (a)                              47,349         239,113
  Medtronic, Inc.                                                     40,150       1,956,108
  PolyMedica Corp.                                                    43,348       1,345,522
  ResMed, Inc. (a)                                                    37,655       1,918,899
  Zimmer Holdings, Inc. (a)                                           20,000       1,764,000
                                                                               -------------
                                                                                   8,859,562
                                                                               -------------

See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                           SHARES    MARKET VALUE
  HEALTH CARE PROVIDERS & SERVICES (4.2%)
  Express Scripts, Inc., Class A (a)                                  14,000   $   1,109,220
  Inveresk Research Group, Inc. (a)                                    9,602         296,126
  Lincare Holdings, Inc. (a)                                          49,714       1,633,602
  Patterson Companies, Inc. (a)                                       24,907       1,905,136
  UnitedHealth Group, Inc.                                            30,840       1,919,790
                                                                               -------------
                                                                                   6,863,874
                                                                               -------------
  PHARMACEUTICALS (4.1%)
  Eli Lilly and Co.                                                   19,875       1,389,461
  Eon Labs, Inc. (a)                                                  11,000         450,230
  Medicis Pharmaceutical Corp., Class A                               27,606       1,102,860
  MGI Pharma, Inc. (a)                                                16,600         448,366
  Nektar Therapeutics (a)                                             26,000         518,960
  Pfizer, Inc.                                                        77,530       2,657,728
                                                                               -------------
                                                                                   6,567,605
                                                                               -------------

  INDUSTRIALS (9.8%)

  AIR FREIGHT & LOGISTICS (1.2%)
  UTI Worldwide, Inc.                                                 38,285       2,017,237
                                                                               -------------
  COMMERCIAL SERVICES & SUPPLIES (4.7%)
  Bright Horizons Family Solutions, Inc. (a)                          12,004         643,535
  Cintas Corp.                                                        19,857         946,583
  The Corporate Executive Board Co.                                   27,749       1,603,615
  Education Management Corp. (a)                                      47,062       1,546,457
  Robert Half International, Inc.                                     26,200         779,974
  Universal Technical Institute, Inc. (a)                             26,824       1,072,155
  West Corp. (a)                                                      39,189       1,024,792
                                                                               -------------
                                                                                   7,617,111
                                                                               -------------
  CONSTRUCTION & ENGINEERING (0.2%)
  Chicago Bridge & Iron Co., N.V                                      10,607         295,405
                                                                               -------------
  INDUSTRIAL CONGLOMERATES (0.8%)
  General Electric Co.                                                38,000       1,231,200
                                                                               -------------

                                           See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                           SHARES    MARKET VALUE
  MACHINERY (1.4%)
  Danaher Corp.                                                       43,100   $   2,234,735
                                                                               -------------
  TRADING COMPANIES & DISTRIBUTORS (1.5%)
  Fastenal Co.                                                        42,980       2,442,553
                                                                               -------------

  INFORMATION TECHNOLOGY (32.6%)

  COMMUNICATIONS EQUIPMENT (3.9%)
  Avocent Corp. (a)                                                    8,142         299,137
  CIENA Corp. (a)                                                    112,200         417,384
  Ixia (a)                                                            29,432         289,611
  Juniper Networks, Inc. (a)                                          82,600       2,029,482
  Packeteer, Inc. (a)                                                 38,948         629,010
  Polycom, Inc. (a)                                                   60,023       1,345,115
  Research In Motion Ltd. (a)                                         19,600       1,341,620
                                                                               -------------
                                                                                   6,351,359
                                                                               -------------
  COMPUTERS & PERIPHERALS (2.6%)
  Dell, Inc. (a)                                                      64,100       2,296,062
  EMC Corp. (a)                                                       78,700         897,180
  Network Appliance, Inc. (a)                                         49,100       1,057,123
                                                                               -------------
                                                                                   4,250,365
                                                                               -------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS (2.3%)
  Cognex Corp.                                                        42,063       1,618,584
  National Instruments Corp.                                          67,532       2,069,856
                                                                               -------------
                                                                                   3,688,440
                                                                               -------------
  INTERNET SOFTWARE & SERVICES (4.0%)
  Opsware, Inc. (a)                                                   73,300         580,536
  Retek, Inc. (a)                                                     34,602         212,456
  WebEx Communications, Inc. (a)                                      51,703       1,125,057
  Yahoo! Inc. (a)                                                    123,000       4,468,590
                                                                               -------------
                                                                                   6,386,639
                                                                               -------------

See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                           SHARES    MARKET VALUE
  IT SERVICES (5.4%)
  CheckFree Corp. (a)                                                 19,200   $     576,000
  First Data Corp.                                                    53,400       2,377,368
  Forrester Research, Inc. (a)                                        15,493         288,944
  Paychex, Inc.                                                       68,900       2,334,332
  SRA International, Inc. (a)                                         28,753       1,216,827
  SunGard Data Systems, Inc. (a)                                      71,100       1,848,600
                                                                               -------------
                                                                                   8,642,071
                                                                               -------------
  OFFICE ELECTRONICS (1.3%)
  Zebra Technologies Corp., Class A (a)                               23,618       2,054,766
                                                                               -------------
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (9.2%)
  Altera Corp. (a)                                                    32,500         722,150
  Applied Micro Circuits Corp. (a)                                    72,300         384,636
  Intersil Corp., Class A                                             20,956         453,907
  Linear Technology Corp.                                             32,350       1,276,855
  Maxim Integrated Products, Inc.                                     73,200       3,837,144
  Microchip Technology, Inc.                                          41,351       1,304,211
  Mindspeed Technologies, Inc. (a)                                    53,100         263,376
  Novellus Systems, Inc. (a)                                          17,500         550,200
  Power Integrations, Inc. (a)                                        19,136         476,486
  Semtech Corp. (a)                                                   35,593         837,859
  SiRF Technology Holdings, Inc. (a)                                  18,500         241,795
  Taiwan Semiconductor Manufacturing Co., Ltd. (a)(b)                161,204       1,339,608
  Xilinx, Inc.                                                        96,700       3,221,077
                                                                               -------------
                                                                                  14,909,304
                                                                               -------------
  SOFTWARE (3.9%)
  Agile Software Corp. (a)                                            54,100         473,375
  BEA Systems, Inc. (a)                                               82,700         679,794
  E.piphany, Inc. (a)                                                 47,876         231,241
  Interwoven, Inc. (a)                                                20,192         203,939
  Intuit, Inc. (a)                                                    27,500       1,060,950
  Red Hat, Inc. (a)                                                   31,000         712,070

                                           See Notes to Schedule of Investments.

  COMMON STOCKS (CONTINUED)                                           SHARES    MARKET VALUE
  SOFTWARE (CONTINUED)
  SAP AG (b)                                                          44,800   $   1,873,088
  Salesforce.com, Inc. (a)                                             3,800          61,066
  Siebel Systems, Inc. (a)                                           100,600       1,074,408
                                                                               -------------
                                                                                   6,369,931
                                                                               -------------

  MATERIALS (0.8%)

  CHEMICALS (0.8%)
  Ecolab, Inc.                                                        38,500       1,220,450
                                                                               -------------

  TELECOMMUNICATION SERVICES (1.1%)

  DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
  Sprint Corp.                                                        37,500         660,000
  Time Warner Telecom, Inc. (a)                                       93,800         393,022
                                                                               -------------
                                                                                   1,053,022
                                                                               -------------
  WIRELESS TELECOMMUNICATION SERVICES (0.5%)
  @Road, Inc. (a)                                                     14,255         109,051
  Telephone and Data Systems, Inc.                                     8,800         626,560
                                                                               -------------
                                                                                     735,611
                                                                               -------------

  TOTAL COMMON STOCKS (COST OF $141,844,016)                                     159,288,224
                                                                               -------------

  WARRANTS (0.1%)                                                      UNITS
  CONSUMER DISCRETIONARY (0.1%)

  INTERNET & CATALOG RETAIL (0.1%)
  IAC/InterActiveCorp, Expires 02/04/09 (a)
  (Cost of $20,691)                                                    2,918         100,292
                                                                               -------------

See Notes to Schedule of Investments.

  SHORT-TERM INVESTMENT (2.0%)                                     PAR VALUE    MARKET VALUE
  REPURCHASE AGREEMENT (2.0%)
  Repurchase agreement with State Street Bank & Trust Co.,
  dated 06/30/04, due 07/01/04 at 1.17%, collateralized by
  a U.S. Treasury Bond maturing 02/15/27, market value
  $3,301,058 (repurchase proceeds $3,223,105)
  (Cost of $3,223,000)                                           $ 3,223,000   $   3,223,000
                                                                               -------------

  TOTAL INVESTMENTS (100.7%) (COST OF $145,087,707)(c)                           162,611,516
                                                                               -------------
  OTHER ASSETS AND LIABILITIES, NET (-0.7%)                                       (1,145,394)
                                                                               -------------
  NET ASSETS (100.0%)                                                          $ 161,466,122
                                                                               -------------
  NET ASSET VALUE PER SHARE (25,607,642 SHARES OUTSTANDING)                    $        6.31
                                                                               -------------

  NOTES TO SCHEDULE OF INVESTMENTS:
  (a)  Non-income producing.
  (b)  Represents an American Depositary Receipt.
  (c) Cost of investments for both financial statements and federal income tax purposes is the same.

           Gross unrealized appreciation and depreciation of investments at June 30, 2004 is as follows:

               Gross unrealized appreciation                   $  37,259,653
               Gross unrealized depreciation                     (19,735,844)
                                                               -------------
                  Net unrealized appreciation                  $  17,523,809
                                                               =============

                                              See Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS

  STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2004 (UNAUDITED)

  ASSETS:
     Investments at market value (identified cost $145,087,707)                 $ 162,611,516
     Cash                                                                               2,327
     Receivable for investments sold                                                1,788,078
     Dividends and interest receivable                                                 49,631
     Foreign tax reclaim                                                                3,226
                                                                                -------------
           TOTAL ASSETS                                                           164,454,778
                                                                                -------------

  LIABILITIES:
     Payable for investments purchased                                              2,557,931
     Investment advisory, administrative and bookkeeping/pricing
       fees payable                                                                   409,261
     Accrued expenses                                                                  17,812
     Other liabilities                                                                  3,652
                                                                                -------------
           TOTAL LIABILITIES                                                        2,988,656
                                                                                -------------
  NET ASSETS                                                                    $ 161,466,122
                                                                                =============

  NET ASSETS REPRESENTED BY:
     Paid-in capital (authorized 60,000,000 shares at $0.10 Par;
       25,607,642 shares outstanding)                                           $ 160,941,973
     Accumulated net investment loss                                                 (676,547)
     Accumulated net realized loss on investments                                 (16,323,113)
     Net unrealized appreciation on investments                                    17,523,809
                                                                                -------------

  TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
  OF COMMON STOCK ($6.31 PER SHARE)                                             $ 161,466,122
                                                                                =============

See Notes to Financial Statements.

  STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

  INVESTMENT INCOME:
     Dividends                                                                  $     351,839
     Interest                                                                          11,376
                                                                                -------------
        TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
          WITHHELD AT SOURCE WHICH AMOUNTED TO $7,830)                                363,215

  EXPENSES:
      Investment advisory fee                                  $     642,756
      Administrative fee                                             160,656
      Bookkeeping and pricing fees                                    25,448
      Custodian fees                                                  11,338
      Transfer agent fees                                             56,782
      Shareholder communication expenses                              69,715
      Directors' fees and expenses                                    15,463
      NYSE fee                                                        19,829
      Miscellaneous expense                                           37,841
                                                               -------------
           TOTAL EXPENSES                                                           1,039,828
                                                                                -------------
           CUSTODY EARNINGS CREDIT                                                        (66)
                                                                                -------------
           NET EXPENSES                                                             1,039,762
                                                                                -------------
  NET INVESTMENT LOSS                                                                (676,547)

  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions:
      Proceeds from sales                                         28,093,895
      Cost of investments sold                                    18,454,588
                                                               -------------
           Net realized gain on investment transactions                             9,639,307

  Net unrealized appreciation on investments:
      Beginning of period                                         23,502,837
      End of period                                               17,523,809
                                                               -------------
           Change in unrealized appreciation-net                                   (5,979,028)
                                                                                -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $   2,983,732
                                                                                =============

                                              See Notes to Financial Statements.

                                                                SIX MONTHS ENDED   YEAR ENDED
                                                                 JUNE 30, 2004    DECEMBER 31,
  STATEMENT OF CHANGES IN NET ASSETS                              (UNAUDITED)        2003
  OPERATIONS:

     Net investment loss                                         $    (676,547)  $  (1,229,500)

     Net realized gain on investment transactions                    9,639,307       7,575,247

     Change in unrealized appreciation
     (depreciation)-net                                             (5,979,028)     31,904,250
                                                                 -------------   -------------
     Net increase in net assets resulting from operations            2,983,732      38,249,997
                                                                 -------------   -------------

  DISTRIBUTIONS DECLARED FROM:

     Net realized gain on investments                               (8,300,269)     (7,098,747)

     Paid-in capital                                                        --      (5,634,283)
                                                                 -------------   -------------
     Total distributions                                            (8,300,269)    (12,733,030)
                                                                 -------------   -------------

  CAPITAL TRANSACTIONS:

     Proceeds from rights offering                                          --      18,754,401

     Dividend reinvestments                                          3,877,679       6,412,884
                                                                 -------------   -------------
     Increase in net assets from capital share transactions          3,877,679      25,167,285
                                                                 -------------   -------------
     Total increase (decrease) in net assets                        (1,438,858)     50,684,252

  NET ASSETS:

     Beginning of period                                           162,904,980     112,220,728
                                                                 -------------   -------------
     End of period (including accumulated net
       investment loss of $676,547 and $0, respectively)         $ 161,466,122   $ 162,904,980
                                                                 =============   =============

See Notes to Financial Statements.

                                           SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2004     ----------------------------------
                                             (UNAUDITED)        2003         2002         2001
  PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period      $   6.51        $   5.44     $   8.31     $  10.86
                                              --------        --------     --------     --------
  Income from Investment Operations:

     Net investment income (loss)                (0.03)          (0.06)       (0.07)       (0.09)

     Net realized and unrealized gain
        (loss) on investments                     0.16            1.79        (2.13)       (1.50)
                                              --------        --------     --------     --------
  Total from Investment Operations                0.13            1.73        (2.20)       (1.59)
                                              --------        --------     --------     --------
  Less Distributions from:

     Net investment income                          --              --           --           --

     Paid-in capital                                --           (0.26)       (0.67)       (0.92)

     Realized capital gain                       (0.33)          (0.32)          --           --

     In excess of realized capital gain             --              --           --           --
                                              --------        --------     --------     --------
  Total Distributions                            (0.33)          (0.58)       (0.67)       (0.92)
                                              --------        --------     --------     --------
  Change due to rights offering (a)                 --           (0.08)          --        (0.04)

  Impact of shares issued
     in dividend reinvestment (b)                   --              --           --           --
                                              --------        --------     --------     --------
  Total Distributions, Reinvestments
     and Rights Offering                         (0.33)          (0.66)       (0.67)       (0.96)
                                              --------        --------     --------     --------
  Net asset value at end of period            $   6.31        $   6.51     $   5.44     $   8.31
                                              ========        ========     ========     ========
  Market price at end of period               $   6.40        $   6.83     $   5.05     $   8.33
                                              ========        ========     ========     ========
  TOTAL INVESTMENT RETURN FOR
     SHAREHOLDERS: (c)
  Based on net asset value                         2.0%(d)        33.7%       (27.2)%      (13.7)%

  Based on market price                           (1.4)%(d)       51.1%       (32.6)%       (0.5)%

  RATIOS AND SUPPLEMENTAL DATA:

  Net assets at end of period (millions)      $    161        $    163     $    112     $    163

  Ratio of expenses to average net
     assets (e)                                   1.29%(f)        1.34%        1.38%        1.41%

  Ratio of net investment income (loss)
     to average net assets (e)                   (0.84)%(f)      (0.94)%      (1.07)%      (1.12)%

  Portfolio turnover rate                           14%(d)          37%          25%          41%

  (a) Effect of Fund's rights offerings for shares at a price below net asset value.

  (b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

  (c) Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

  (d)  Not annualized.

                                              See Notes to Financial Statements.

                                                                             YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------------------
                                              2000         1999         1998         1997         1996        1995(g)       1994
  PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period    $  13.44     $  13.03     $  12.89     $  11.27     $  10.55     $   9.95     $  10.54
                                            --------     --------     --------     --------     --------     --------     --------
  Income from Investment Operations:

     Net investment income (loss)              (0.09)       (0.05)       (0.03)       (0.02)        0.01         0.31         0.23

     Net realized and unrealized gain
        (loss) on investments                  (1.15)        1.83         1.73         2.88         1.86         1.05        (0.24)
                                            --------     --------     --------     --------     --------     --------     --------
  Total from Investment Operations             (1.24)        1.78         1.70         2.86         1.87         1.36        (0.01)
                                            --------     --------     --------     --------     --------     --------     --------
  Less Distributions from:

     Net investment income                        --           --           --           --        (0.01)       (0.31)       (0.23)

     Paid-in capital                           (0.05)          --        (0.83)          --           --           --           --

     Realized capital gain                     (1.22)       (1.23)       (0.52)       (1.24)       (1.01)       (0.45)       (0.35)

     In excess of realized capital gain        (0.07)          --           --           --           --           --           --
                                            --------     --------     --------     --------     --------     --------     --------
  Total Distributions                          (1.34)       (1.23)       (1.35)       (1.24)       (1.02)       (0.76)       (0.58)
                                            --------     --------     --------     --------     --------     --------     --------
  Change due to rights offering (a)               --           --        (0.21)          --           --           --           --

  Impact of shares issued
     in dividend reinvestment (b)                 --        (0.14)          --           --        (0.13)          --           --
                                            --------     --------     --------     --------     --------     --------     --------
  Total Distributions, Reinvestments
     and Rights Offering                       (1.34)       (1.37)       (1.56)       (1.24)       (1.15)       (0.76)       (0.58)
                                            --------     --------     --------     --------     --------     --------     --------
  Net asset value at end of period          $  10.86     $  13.44     $  13.03     $  12.89     $  11.27     $  10.55     $   9.95
                                            ========     ========     ========     ========     ========     ========     ========
  Market price at end of period             $  9.438     $ 10.813     $ 11.438     $ 11.938     $  9.250     $  9.375     $  8.500
                                            ========     ========     ========     ========     ========     ========     ========
  TOTAL INVESTMENT RETURN FOR
     SHAREHOLDERS: (c)
  Based on net asset value                      (9.1)%       15.9%        15.3%        27.3%        18.3%        14.6%         0.5%

  Based on market price                         (1.8)%        6.2%         9.3%        43.6%         9.3%        19.3%       (11.7)%

  RATIOS AND SUPPLEMENTAL DATA:

  Net assets at end of period (millions)    $    180     $    219     $    199     $    167     $    137     $    120     $    113

  Ratio of expenses to average net
     assets (e)                                 1.21%        1.20%        1.22%        1.20%        1.35%        1.42%        1.51%

  Ratio of net investment income (loss)
     to average net assets (e)                 (0.71)%      (0.37)%      (0.22)%      (0.18)%       0.06%        2.87%        2.12%

  Portfolio turnover rate                         62%          71%          33%          57%          51%          82%          50%

  (e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

  (f)  Annualized.

  (g) Liberty Asset Management Company assumed complete management responsibilities of the Fund in November 1995.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2004 (UNAUDITED)

I. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

FUND SHARES

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

II. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

     Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

     Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

FEDERAL INCOME TAX STATUS

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

III. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

    Distributions paid from:
    Ordinary income*                            $   7,098,737
    Long-term capital gain                                 --
                                                -------------
                                                    7,098,737
    Return of capital                               4,528,603
                                                -------------
                                                $  11,627,340

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

     The following capital loss carryforwards, determined as of December 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

      YEAR OF         CAPITAL LOSS
    EXPIRATION        CARRYFORWARD
    ----------        ------------
       2009          $    5,781,653

       2010              11,242,729
                     --------------
                     $   17,024,382

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

IV. FEES AND COMPENSATION PAID TO AFFILIATES

Liberty Asset Management Company ("LAMCO"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor of the Fund. Prior to April 1, 2004, LAMCO was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, was acquired by BOA. The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

LAMCO receives a quarterly investment advisory fee based on the Fund's average weekly net assets at the following annual rates:

    AVERAGE WEEKLY NET ASSETS           FEE RATE
    -------------------------           --------
    First $300 million                  0.80%
    Over $300 million                   0.72%

Under Portfolio Manager Agreements, LAMCO pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by LAMCO and is based on the Fund's average weekly net assets at the following annual rates:

    AVERAGE WEEKLY NET ASSETS           FEE RATE
    -------------------------           --------
    First $300 million                  0.40%
    Over $300 million                   0.36%

ADMINISTRATION FEE

LAMCO provides administrative and other services for a quarterly fee based on the Fund's average weekly net assets at the following annual rates:

    AVERAGE WEEKLY NET ASSETS           FEE RATE
    -------------------------           --------
    First $300 million                  0.20%
    Over $300 million                   0.18%

PRICING AND BOOKKEEPING FEES

Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly owned subsidiary of BOA and an affiliate of LAMCO, is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected from the Fund for these services to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average weekly net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended June 30, 2004, the annualized effective pricing and bookkeeping fee rate was 0.032%.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS

The Fund pays no compensation to its officers, all of whom are employees of LAMCO or its affiliates.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $1,506 to Columbia for such services. This amount is included in "Miscellaneous expense" on the Statement of Operations.

V. PORTFOLIO INFORMATION

PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $22,743,513 and $28,093,895, respectively.

VI. CAPITAL TRANSACTIONS

In a rights offering commencing August 12, 2003, shareholders exercised rights to purchase 3,305,213 shares at $5.72 per share for proceeds, net of expenses, of $18,754,401. During the six months ended June 30, 2004, and the year ended December 31, 2003, distributions in the amount of $3,877,679 and $6,412,884, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 600,317 and 1,083,624 shares, respectively.

                                                      DIVIDEND REINVESTMENT PLAN

Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010 or by calling 1-800-LIB-FUND (1-800-542-3863).

     If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether or not you wish to participate in the Plan. Participants in the Plan have their dividends automatically reinvested in additional shares of the Fund, and are kept apprised of the status of their account through quarterly statements.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 30, 2004, the Annual Meeting of Shareholders of the Fund was held to elect one (1) Director. On March 10, 2004, the record date for the Meeting, the Fund had outstanding 25,007,328 shares of common stock. The votes cast at the Meeting were as follows:

     1. PROPOSAL TO ELECT ONE (1) DIRECTOR:

                                          FOR                  WITHHELD
                                          ---                  --------
          Richard W. Lowry             22,970,853               405,463

     The Board of Directors is divided into the following three classes, each with a term expiring in the indicated year:

              2005                      2006                   2007
              ----                      ----                   ----
         John A. Benning          James E. Grinnell      Richard W. Lowry

         William E. Mayer         John J. Neuhauser

[ALL-STAR(R) GROWTH FUND LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43010, Providence, Rhode Island 02940-3010
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

DIRECTORS
John A. Benning*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
Fred H. Wofford, Vice President
J. Kevin Connaughton, Treasurer
Michael G. Clarke, Controller
Vicki L. Benjamin, Chief Accounting Officer
David A. Rozenson, Secretary

*Member of the audit committee.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling 1-800-542-3863 or (2) on the Securities and Exchange Commission's web site at www.sec.gov.

COVER IMAGE OF THE NEW YORK STOCK EXCHANGE TRADING FLOOR USED WITH PERMISSION OF NYSE.

 ASG
LISTED
 NYSE

[ALL-STAR(R) GROWTH FUND LOGO]

Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111


 ASG
LISTED
 NYSE

A MEMBER OF THE
[CLOSED-END FUND ASSOCIATION, INC. LOGO]
WWW.CLOSED-ENDFUNDS.COM

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the six month period ended June 30, 2004, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 ("Exchange Act"), of shares or other units of any class of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees/Directors since those procedures were last disclosed in response to Item 7(d)(2)(ii)(G) of
Schedule 14A.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)          LIBERTY ALL-STAR GROWTH FUND, INC.


By (Signature and Title)       /s/ William R. Parmentier
                        --------------------------------------------------------
                                   William R. Parmentier, Jr., President


Date                               September 2, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)       /s/ William R. Parmentier
                        --------------------------------------------------------
                                   William R. Parmentier, Jr., President


Date                               September 2, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)       /s/ J. Kevin Connaughton
                        --------------------------------------------------------
                                   J. Kevin Connaughton, Treasurer


Date                               September 2, 2004
    ----------------------------------------------------------------------------